SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CIDARA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CIDARA THERAPEUTICS, INC.

6310 Nancy Ridge Drive, Suite 101

San Diego, CA 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 15, 2022

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Cidara Therapeutics, Inc., a Delaware corporation (the “Company”). The Special Meeting will be held on Thursday, December 15, 2022 at 8:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting online by entering your uniquely assigned control number at www.virtualshareholdermeeting.com/CDTX2022SM, where you will be able to listen to the meeting live, submit questions and vote. To participate in the Special Meeting, you must have your control number that is shown on the enclosed proxy card. You will not be able to attend the Special Meeting in person. As always, we encourage you to vote your shares prior to the Special Meeting.

You are being asked to vote on the following matters:

1.

To approve a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, to effect, at the discretion of the Company’s Board of Directors: (i) a reverse split of the Company’s common stock, whereby each outstanding 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares of common stock would be combined and converted into one share of common stock; and (ii) for reverse splits in the range of 1-for-10 to 1-for-20, a reduction in the number of authorized shares of common stock from 200,000,000 to 40,000,000, 36,363,636, 33,333,332, 30,769,230, 28,571,428, 26,666,666, 25,000,000, 23,529,410, 22,222,222, 21,052,630 or 20,000,000 shares, respectively. We refer to this proposal as the “Reverse Stock Split Proposal” or “Proposal 1.”

2.

To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. We refer to this as the “Adjournment Proposal” or “Proposal 2.”

These items of business are more fully described in the accompanying Proxy Statement.

The record date for the Special Meeting is November 8, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for a Special Meeting of Stockholders to be held on December 15, 2022 at 8:00 a.m. Pacific Time via live webcast at www.virtualshareholdermeeting.com/CDTX2022SM.

The proxy statement is available at www.proxyvote.com.

By Order of the Board of Directors

/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D. President and Chief Executive Officer

San Diego, California

November 10, 2022

You are cordially invited to attend the virtual Special Meeting. Whether or not you expect to attend the Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Special Meeting, you may vote via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy card by mail. Voting instructions are provided in the enclosed proxy card.

Even if you have voted by proxy, you may still vote online at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Special Meeting, you must follow the instructions from such organizations and will need to obtain a proxy card issued in your name from that record holder.

CIDARA THERAPEUTICS, INC.

6310 Nancy Ridge Drive, Suite 101

San Diego, CA 92121

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held On December 15, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Special Meeting of Cidara Therapeutics, Inc., a Delaware corporation (sometimes referred to as “we,” “us,” the “Company” or “Cidara”) to be held virtually, via live webcast at www.virtualshareholdermeeting.com/CDTX2022SM, on Thursday, December 15, 2022, at 8:00 a.m. Pacific Time, and any adjournment or postponement thereof. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card, or follow the instructions below to vote over the telephone or through the internet. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Only stockholders of record of our common stock at the close of business on November 8, 2022 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, there were 71,618,091 shares of common stock outstanding and entitled to vote (together, the “common stock”). A list of stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten days before the Special Meeting at our address above.

We intend to mail these proxy materials on or about November 10, 2022 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

The virtual meeting will be held on Thursday, December 15, 2022 at 8:00 a.m. Pacific Time. In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Special Meeting will be held in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting.

The Special Meeting can be accessed by visiting www.virtualshareholder meeting.com/ CDTX2022SM, where you will be able to listen to the meeting live, submit questions and vote online. You may access the meeting using the provided link and entering your control number within 15 minutes of the Special Meeting’s scheduled start time.

Stockholders may vote and submit questions 15 minutes before and during the Special Meeting via live webcast. Appropriate questions asked during the Special Meeting will be read and addressed during the Special Meeting.

We recommend that you log in a few minutes before 8:00 a.m. Pacific Time to ensure you are logged in when the Special Meeting starts. Online check-in will begin, and stockholders may begin submitting written questions, at 7:45 a.m. Pacific Time. You will be able to submit questions during the Special Meeting as well. We encourage you to submit any question that is relevant to the business of the meeting. The information on our website is not incorporated by reference into this proxy statement.

You may vote your shares by other means during the webcast of the Special Meeting. See “How do I vote?” below to vote by phone, internet, or proxy card in advance of the Special Meeting. The proxy card that you received in the mail contains instructions for voting by these methods. If you plan to vote during the Special Meeting, you may still do so even if you have already returned your proxy.

What do I need in order to be able to participate in the Special Meeting online?

You will need the control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have your control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the meeting. Instructions on how to connect and participate in the Special Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CDTX2022SM.

What if during the Special Meeting I have technical difficulties or trouble accessing the live webcast of the Special Meeting?

On the day of the Special Meeting, if you encounter any difficulties with the live webcast, please call the technical support number that will be posted on the log-in page for the Special Meeting for assistance.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on November 8, 2022 will be entitled to vote at the Special Meeting. On this record date, there were 71,618,091 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Special Meeting will be available for examination by stockholders for any purpose germane to the Special Meeting for ten days before the Special Meeting during normal business hours at our address above.

Stockholder of Record: Shares Registered in Your Name

If, on November 8, 2022, your shares were registered directly in your name with Cidara’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote by virtual attendance at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on November 8, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares by virtual attendance at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two proposals being presented for stockholder vote:

•

to approve a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, to effect, at the discretion of the Board: (i) a reverse split of the Company’s common stock, whereby each outstanding 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares of common stock would be combined and converted into one share of common stock; and (ii) for reverse splits in the range of 1-for-10 to 1-for-20, a reduction in the number of authorized shares of common stock from 200,000,000 to 40,000,000, 36,363,636, 33,333,332, 30,769,230, 28,571,428, 26,666,666, 25,000,000, 23,529,410, 22,222,222, 21,052,630 or 20,000,000 shares, respectively; and

•	to adjourn the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy statement accompanying the Notice to vote on those matters in accordance with their best judgment.

How do I vote?

For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote during the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online during the Special Meeting even if you have already voted by proxy.

•

VOTE DURING MEETING: To vote online during the Special Meeting, follow the provided instructions to join the Special Meeting at www.virtualshareholdermeeting.com/CDTX2022SM, starting at 8:00 a.m. Pacific Time on Thursday, December 15, 2022.

•

VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on December 14, 2022 to be counted.

•

VOTE BY INTERNET: To vote over the internet, complete an electronic proxy card at www.proxyvote.com. You will be asked to provide the control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on December 14, 2022 to be counted.

•

VOTE BY PROXY CARD: To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Cidara. Simply follow the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Special Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other agent. Follow the instructions from your broker or bank, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on November 8, 2022.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the internet, by completing, dating, signing and returning your proxy card, or online at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, dealer or other agent how to vote your shares, the question of whether they will still be able to vote your shares of our common stock depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules of the NYSE applicable to brokers and nominees, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The NYSE has informed us that each proposal should be considered a “routine” matter, and accordingly, we believe that your broker or nominee will be permitted vote your shares on Proposals 1 and 2. However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.”

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the Reverse Stock Split Proposal and “For” the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Georgeson LLC to assist in the solicitation of proxies and provide related advice and information support, for a fee of $13,500 plus the reimbursement of customary disbursements.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet. You will be asked to provide the control number from the enclosed proxy card.

•	You may send a timely written notice that you are revoking your proxy to Cidara’s Corporate Secretary at 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121.

•

You may vote during the Special Meeting. Simply attending the virtual meeting will not, by itself, revoke your proxy. Even if you plan to virtually attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or by completing an electronic proxy card at www.proxyvote.com so that your vote will be counted if you later decide not to virtually attend the Special Meeting.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes will also have the same effect as “Against” votes for Proposal 1 and no effect on Proposal 2.

What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares on such matters. These unvoted shares are counted as “broker non-votes.” Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, dealer or other agent by the deadline provided in the materials you receive from them.

How many votes are needed to approve each proposal?

Approval of the Reverse Stock Split Proposal will require the affirmative vote of the majority of outstanding shares of our common stock entitled to vote. Abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Adjournment Proposal will require the affirmative vote of the majority of shares present by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes will have no effect on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of common stock entitled to vote are present by virtual attendance at the Special Meeting or represented by proxy. On the record date, there were 71,618,091 shares outstanding and entitled to vote. Thus, the holders of 35,809,046 shares must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, dealer or other agent) or if you vote online during the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present by virtual attendance at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting, your proposal must be submitted in writing by January 11, 2023, to the attention of the Corporate Secretary of Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121, and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”). If you wish to submit a proposal (including a director nomination) that is not to be included in the Company’s proxy materials for next year’s annual meeting pursuant to Rule 14a-8, you must do so between February 22, 2023 and March 24, 2023, as required by our bylaws. You are also advised to review the Company’s Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, no later than April 23, 2023.

PROPOSAL 1:

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

The Board has approved a series of proposed amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), that would effect:

•

a reverse stock split of the Company’s common stock, whereby each outstanding 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares of common stock would be combined and converted into one share of common stock (each of which is referred to in this proxy statement as a Reverse Stock Split); and

•

for Reverse Stock Splits in the range of 1-for-10 to 1-for-20, a reduction in the number of authorized shares of common stock from 200,000,000 to 40,000,000, 36,363,636, 33,333,332, 30,769,230, 28,571,428, 26,666,666, 25,000,000, 23,529,410, 22,222,222, 21,052,630 or 20,000,000 shares, respectively.

The combined effect of each of the alternative amendments (each of which is referred to in this proxy statement as a Reverse Split Amendment) is illustrated in the table below:

	Amendment No.1 (see Appendix 1)	Amendment No.2 (see Appendix 2)	Amendment No.3 (see Appendix 3)	Amendment No.4 (see Appendix 4)	Amendment No.5 (see Appendix 5)	Amendment No.6 (see Appendix 6)
Reverse Stock Split ratio	10:1	11:1	12:1	13:1	14:1	15:1
Number of authorized shares of common stock	40,000,000	36,363,636	33,333,332	30,769,230	28,571,428	26,666,666

	Amendment No.7 (see Appendix 7)	Amendment No.8 (see Appendix 8)	Amendment No.9 (see Appendix 9)	Amendment No.10 (see Appendix 10)	Amendment No.11 (see Appendix 11)
Reverse Stock Split ratio	16:1	17:1	18:1	19:1	20:1
Number of authorized shares of common stock	25,000,000	23,529,410	22,222,222	21,052,630	20,000,000

The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board following the Special Meeting and prior to December 15, 2023. The Board has recommended that these proposed amendments be presented to the Company’s stockholders for approval.

Upon receiving stockholder approval of this Proposal 1, the Board will have the sole discretion, until December 15, 2023, to select, as it determines to be in the best interests of the Company and its stockholders, any Reverse Split Amendment. The Board believes that stockholder approval of these reverse split ratios (as opposed to approval of a single reverse split ratio) provides the Board with maximum flexibility to achieve the purposes of a Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders. The corresponding alternative reductions in the authorized common stock for reverse stock split ratios in the range of 1-for-10 to 1-for-20 are designed to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized shares of common stock that are unissued or reserved for issuance.

If the Board determines to effect one of the alternative Reverse Stock Splits by filing the applicable Reverse Split Amendment with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly, and all other Reverse Split Amendments will be abandoned. The text of the form of Reverse Split Amendment, one of which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, are set forth in Appendices 1 through 11 to this proxy statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable.

If the Board elects to effect a Reverse Stock Split following stockholder approval, for Reverse Stock Splits in the range of 1-for-10 to 1-for-20, the number of issued and outstanding shares of common stock would be reduced in accordance with a reverse split ratio selected by the Board from among those set forth in this Proposal 1. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

If the Board does not implement any of the Reverse Stock Splits before December 15, 2023, further stockholder approval would be required prior to implementing any reverse stock split.

Purposes and Effect of the Reverse Stock Split

Although the proposed Reverse Stock Split will not have the effect of increasing the Company’s equity market capitalization, we believe that implementing the Reverse Stock Split will provide benefits to the Company and our existing stockholders in a number of ways, including:

Compliance with Nasdaq Listing Requirements. Our common stock is listed on the Nasdaq Capital Market, which has as one of its continued listing requirements a minimum bid price of at least $1.00 per share (the “Minimum Bid Price Requirement”). On February 28, 2022, we received a letter (the “Letter”), from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that we failed to comply with the Minimum Bid Price Requirement for the 30 consecutive business days preceding the date of the Letter. To regain compliance, the closing bid price of our common stock must be at least $1.00 for a minimum of 10 consecutive business days.

On August 30, 2022, we received a notice from Nasdaq stating that because we had not regained compliance with the Minimum Bid Price Requirement, our common stock would be subject to delisting unless we timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”) on or before September 6, 2022.

On September 6, 2022, we requested a hearing before the Panel, which stayed any delisting action in connection with the notice and allowed the continued listing of our common stock on the Nasdaq Capital Market until the Panel renders a decision subsequent to the hearing. On September 16, 2022, we submitted a pre-hearing submission in which we presented a plan to regain compliance with the Minimum Bid Price Requirement and request that the Panel allow us additional time within which to regain compliance.

The hearing was conducted on October 6, 2022, and on October 18, 2022, the Panel granted our request for continued listing on the Nasdaq Capital Market, pursuant to an extension, through February 27, 2023, to regain compliance with the Minimum Bid Price Requirement. The extension is subject to certain specified conditions and our submission of certain interim updates to the Panel. To evidence compliance with the Minimum Bid Price Requirement, we must report a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days on or before February 27, 2023.

If we do not regain compliance with the Minimum Bid Price Requirement, our common stock will be subject to delisting. The delisting of our common stock by Nasdaq could adversely affect the liquidity of our common stock, create increased volatility in our common stock, and result in a loss of current or future coverage by certain sell-side analysts and/or a diminution of institutional investor interest. Delisting could also cause a loss of confidence of our collaborators, vendors and employees, which could harm our business and future prospects. If our common stock is delisted by Nasdaq, our common stock may be eligible to trade on the OTC Bulletin Board, OTC-QB or another over-the-counter market. Any such alternative would likely result in it being more difficult for us to raise additional capital through the public or private sale of equity securities and for investors to dispose of or obtain accurate quotations as to the market value of our common stock. Moreover, if our common stock is delisted, it may come within the definition of “penny stock” under the Securities Exchange Act of 1934, as amended, which imposes additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors. These requirements may reduce trading activity in the secondary market for our common stock and may impact the ability or willingness of broker-dealers to sell our securities which could limit the ability of stockholders to sell their securities in the public market and limit our ability to attract and retain qualified employees or raise additional capital in the future.

The Reverse Stock Split would decrease the total number of shares of our common stock outstanding and should, absent other factors, proportionately increase the market price of our common stock above $1.00 per share. Therefore, the Board believes that the Reverse Stock Split is an effective means for us to regain compliance with the Minimum Bid Price Requirement.

Increasing Authorized but Unissued Shares of Common Stock. A second purpose of the Reverse Stock Split is to increase the percentage of authorized but unissued shares of common stock. In addition to the 71,618,091 shares of common stock outstanding as of November 8, 2022, we have also reserved 12,517,328 shares for issuance upon the exercise of outstanding warrants, 18,184,720 shares for issuance upon the conversion of outstanding shares of preferred stock, 9,842,083 shares for issuance upon the exercise of outstanding stock options and restricted stock units, and 4,941,101 shares for issuance pursuant to our equity incentive and employee stock purchase plans, meaning that we presently have 82,896,677 authorized shares available for issuance (in each case these amounts are before any adjustment for any Reverse Stock Split), which the Board believes is insufficient to meet our needs in connection with future financings and properly incentivizing our key personnel.

The Board believes that an increase in the percentage of authorized but unissued shares of common stock is necessary in order to provide us with the appropriate flexibility to issue additional shares in the future on a timely basis in connection with potential financings, business combinations or other corporate purposes, enabling us to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting, although there are currently no plans or arrangements to issue the additional authorized but unissued shares of common stock that will result in the event that our stockholders approve, and we implement, the Reverse Stock Split. In addition, our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel. If this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve this objective.

Stock Price Volatility. We have been advised that a higher stock price may increase the acceptability of our common stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.

Stock Price Requirements. We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

Transaction Costs. Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

In summary, if our stockholders do not approve this Proposal 1, we will likely not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Reasons for the Decrease in Authorized Shares

As a matter of Delaware law, implementation of any of the Reverse Stock Splits does not require a change in the total number of shares of our common stock authorized under our Certificate of Incorporation. However, for Reverse Stock Splits in the range of 1-for-10 to 1-for-20, the proposed corresponding alternative reductions in the authorized common stock are designed to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock.

Board Discretion to Implement the Reverse Split Amendments

The Board believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single ratio) is in the best interests of our stockholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If stockholders approve this proposal, the Board would carry out a Reverse Stock Split only upon the Board’s determination that a Reverse Stock Split would be in the best interests of our stockholders at that time. The Board would then select one Reverse Stock Split approved by stockholders as it determines to be advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the Board may consider numerous factors including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the Nasdaq Capital Market;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the then-prevailing trading price for our common stock and the volume level thereof; and

•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

The Board intends to select a Reverse Stock Split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 1, stockholders should consider the following risks associated with effecting a Reverse Stock Split:

•

Although we expect that a Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that a Reverse Stock Split, if effected, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. The effect that a Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the market price of our common stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to a Reverse Stock Split.

•

Even if our stockholders approve a Reverse Stock Split and the Reverse Stock Split is effected, we cannot assure you that we will continue to meet the continued listing requirements of the Nasdaq Capital Market.

•

A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•

Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If this Proposal 1 is approved and a Reverse Split Amendment is effected, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

Because no fractional shares will be issued, holders of our common stock could be eliminated in the event that the proposed Reverse Stock Split is implemented. However, we are not proposing the Reverse Stock Split as the first step in a “going private” transaction.

The proposed increase in the relative number of authorized but unissued shares of common stock by way of the Reverse Stock Split will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our common stock, some of whom have preemptive rights to subscribe for additional shares that we may issue.

Effect on Stock Awards, Equity Compensation Plans, Warrants and Convertible Preferred Stock

Under the terms of our outstanding equity awards and warrants, the proposed Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards and warrants in the same ratio of the Reverse Stock Split (which may include rounding the number of shares of common stock issuable down to the nearest whole share) and, correspondingly, would proportionately increase the per share exercise or purchase price, if any, of all such awards and warrants. The Reverse Stock Split would also reduce the number of shares of common stock available for issuance under the Company’s equity compensation plan in proportion to the reverse split ratio of the Reverse Stock Split selected by the Board.

Pursuant to the terms of the Series X Convertible Preferred Stock, the proposed Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon conversion of the Series X Convertible Preferred Stock in proportion to the reverse split ratio of the Reverse Stock Split selected by the Board and, correspondingly, would proportionately increase the per share conversion price of such Series X Convertible Preferred Stock.

The following table contains approximate information relating to our common stock under certain of the Reverse Split Amendments, based on share information as of November 8, 2022, without giving effect to the treatment of fractional shares.

	November 8, 2022	1-for-10	1-for-15	1-for-20
Number of authorized shares of common stock	200,000,000	40,000,000	26,666,666	20,000,000

Number of outstanding shares of common stock	71,618,091	7,161,809	4,774,539	3,580,904
Number of shares of common stock reserved for conversion of outstanding Series X Convertible Preferred Stock	18,184,720	1,818,472	1,212,314	909,236
Number of shares of common stock reserved for issuance upon exercise of outstanding warrants	12,517,328	1,251,732	834,488	625,866
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and the vesting of outstanding restricted stock units	9,842,083	984,208	656,138	492,104
Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	4,941,101	494,110	329,406	247,055

Total number of outstanding and reserved shares of common stock	117,103,323	11,710,331	7,806,885	5,855,165
Number of authorized and unreserved shares of common stock not outstanding	82,896,677	28,289,669	18,859,781	14,144,835
Authorized but unissued and unreserved shares of common stock as a percentage of total authorized shares of common stock	41.45%	70.72%	70.72%	70.72%

Potential Anti-Takeover Effect

An increase in the number of authorized but unissued shares of common stock relative to the number of outstanding shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed Reverse Stock Split might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders.

In addition to the Reverse Split Amendment, our Certificate of Incorporation and Amended and Restated Bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the Board and some of our officers, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us and the Reverse Split Amendment is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Accounting Matters

The Reverse Stock Split will not affect the par value per share of common stock, which will remain unchanged at $0.0001 per share. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

Mechanics of the Reverse Stock Split

No Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split because a stockholder owns a number of shares not evenly divisible by the ratio would be paid in cash. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the Nasdaq Capital Market on the effective date of the Reverse Stock Split. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore. Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the effectiveness of the Reverse Stock Split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold certificates)

Most of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the effective date of the Reverse Stock Split. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws.

Effect on Certificated Shares

Upon the Reverse Stock Split, our transfer agent will act as our exchange agent and act for holders of common stock in implementing the exchange of their certificates.

After the effective date of a Reverse Stock Split, stockholders holding shares in certificated form will be sent a transmittal letter by the transfer agent for our common stock. The letter of transmittal will contain instructions on how a stockholder should surrender his or her old certificates to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until that stockholder has surrendered all existing certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange the stockholder’s existing certificates.

Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding existing certificates held by stockholders to be canceled and represent only the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If any existing certificates have a restrictive legend on the back of the existing certificates, the New Certificate(s) will be issued with the same restrictive legends that are on the back of the existing certificates. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below under “No Fractional Shares.” Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

No Dissenters’ or Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Material U.S. Federal Income Tax Considerations

The following is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split that are generally expected to be applicable to U.S. Holders (as defined below) of our common stock who hold their common shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), (generally property held for investment). This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax considerations of the Reverse Stock Split differing substantially from the considerations summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: banks, insurance companies, or other financial institutions; tax-exempt organizations; retirement plans; dealers in securities or commodities; regulated investment companies or real estate investment trusts; partnerships (including entities or arrangements treated as partnerships or disregarded entities for U.S. federal income tax purposes and persons holding our common stock through such entities); persons who hold our common stock through individual retirement or other tax-deferred accounts; persons who are not U.S. Holders; traders in securities that elect to use the mark-to-market method of accounting; persons whose “functional currency” is not the U.S. dollar; persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; persons who acquired our common stock in connection with the exercise of employee stock options or otherwise as compensation; persons who hold our common stock as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code; or persons who acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code.

In addition, this summary of certain U.S. federal income tax considerations does not address (i) the tax consequences of the Reverse Stock Split arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences), (ii) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split, (iii) the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, or (iv) the tax consequences to holders of options, warrants or similar rights to acquire our common stock. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”), regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a U.S. Holder should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the U.S. Holder’s aggregate tax basis in the shares of the common stock surrendered, and such U.S. Holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of common stock that were acquired on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder who receives cash in lieu of a fractional share of common stock as a result of the Reverse Stock Split should generally recognize gain or loss equal to the difference, if any, between the amount of the cash received in lieu of the fractional share and the portion of the stockholder’s adjusted tax basis allocable to the fractional share. Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Taxation of the Company

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required

Approval of the Reverse Stock Split Proposal requires “FOR” votes, cast either online by virtual attendance of the Special Meeting or by proxy, of a majority of the outstanding shares of our common stock. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, the NYSE has informed us this proposal should be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, a broker non-vote occurs (or if your shares are not affirmatively voted in favor of this proposal for any other reason), it will have the same effect as an “against” vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REVERSE STOCK SPLIT PROPOSAL (PROPOSAL 1).

PROPOSAL 2

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1 or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of the Adjournment Proposal requires “FOR” votes from the holders of a majority of the shares represented at the Special Meeting and entitled to vote on the subject matter. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, the NYSE has informed us this proposal should be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, your shares are represented at the Special Meeting and your broker fails to vote your shares on this proposal, it will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADJOURNMENT PROPOSAL (PROPOSAL 2).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of September 30, 2022 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 71,181,197 shares outstanding on September 30, 2022, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is: c/o Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121.

	Beneficial Ownership
Beneficial Owner	Number of Shares (#)	Percent of Total (%)
Greater than 5% stockholders
Biotechnology Value Fund, L.P. and its affiliates (1) 44 Montgomery Street, 40th Floor San Francisco, CA 94104	7,138,734	9.99%
Nantahala Capital Management, LLC (2) 130 Main Street, 2nd Floor New Canaan, CT 06840	5,270,458	7.40%
Mundipharma AG (3) St. Alban-Rheinweg 74 Basel 4020, Switzerland	4,781,408	6.72%
Point72 Asset Management, L.P. and its affiliates (4) 72 Cummings Point Road Stamford, CT 06902	4,318,040	6.07%

Named Executive Officers and Directors
Jeffrey Stein, Ph.D. (5)	3,172,367	4.33%
Taylor Sandison, M.D., M.P.H. (6)	571,129	*
Leslie Tari, Ph.D. (7)	389,154	*
Daniel Burgess (8)	119,511	*
Theodore R. Schroeder (9)	116,511	*
Timothy R. Franson, M.D. (10)	116,685	*
Chrysa Mineo (11)	77,000	*
David Gollaher, Ph.D. (12)	66,000	*
Bonnie Bassler, Ph.D. (13)	39,201	*
Carin Canale-Theakston (14)	38,889	*
All current executive officers and directors as a group (13 persons) (15)	5,559,873	7.41%

*	Less than one percent.
(1)

Based upon a Schedule 13G/A filed with the SEC on December 16, 2021 by Biotechnology Value Fund, L.P., on behalf of itself, BVF I GL LLC, Biotechnology Value Fund II, L.P., BVF II GP LLC, Biotechnology Value Trading Fund OS LP, BVF Partners OS Ltd., BVF GP Holdings, LLC, BVF Partners L.P., BVF Inc., and Mark N. Lampert. Represents 6,861,127 shares of common stock. Excludes 18,184,720 shares of common stock issuable upon conversion of 1,818,472 shares of Series X Preferred Stock and 7,222,395 shares issuable upon exercise of warrants that are not convertible or exercisable, as applicable, due to a 9.99% beneficial ownership limit as outlined in the Certificate of Designation of

Preferences, Rights and Limitations of Series X Convertible Preferred Stock filed as Exhibit 3.1 to our Form 8-K filed with the SEC on May 21, 2018 and the applicable warrants. Biotechnology Value Fund, L.P., BVF I GP LLC, Biotechnology Value Fund II, L.P., BVF II GP LLC, Biotechnology Value Trading Fund OS LP, BVF Partners OS Ltd., BVF GP Holdings, LLC, BVF Partners L.P., BVF Inc., and Mark N. Lampert have shared voting and investment power over the shares and warrants.
(2)	Based upon a Schedule 13G filed with the SEC on February 14, 2022 by Nantahala Capital Management, LLC. Represents 5,270,458 shares of common stock held by Nantahala Capital Management, LLC.
(3)	Based upon a Schedule 13G filed with the SEC on September 13, 2019 by Mundipharma AG. Represents 4,781,408 shares of common stock held by Mundipharma AG.
(4)

Based upon a Schedule 13G/A filed with the SEC on February 14, 2022. Represents 4,200,000 shares of common stock held by certain investment funds managed by Point72 Asset Management, L.P. and 118,040 shares of common stock held by certain investment funds managed by Cubist Systematic Strategies, LLC. The principal business address of Cubist Systematic Strategies, LLC is 55 Hudson Yards, New York, New York 10001.

(5)

Includes 2,137,121 shares of common stock that Dr. Stein has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of 1,887,121 stock options under the 2015 equity incentive plan and 250,000 shares of common stock issuable upon exercise of warrants held by Dr. Stein; also includes 231,602 shares of common stock held by the Jeff Stein and Catherine Naughton Revocable Trust, 761,635 shares of common stock held by Dr. Stein and 42,009 shares of common stock held by Dr. Stein’s son.

(6)

Includes 141,353 shares of common stock held by Dr. Sandison and 429,776 shares of common stock that Dr. Sandison has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.

(7)

Includes 42,575 shares of common stock held by Dr. Tari, 13,298 shares of common stock held by Dr. Tari’s spouse and 333,281 shares of common stock that Dr. Tari has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.

(8)

Includes 3,000 shares of common stock held by Mr. Burgess’ spouse and 116,511 shares of common stock that Mr. Burgess has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.

(9)	Represents 116,511 shares of common stock that Mr. Schroeder has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.
(10)

Includes 11,000 shares of common stock held by Dr. Franson and 105,685 shares of common stock that Dr. Franson has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.

(11)	Represents 77,000 shares of common stock that Ms. Mineo has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.
(12)	Represents 66,000 shares of common stock that Dr. Gollaher has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.
(13)

Includes 312 shares of common stock held by Dr. Bassler and 38,889 shares of common stock that Dr. Bassler has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.

(14)	Represents 38,889 shares of common stock that Ms. Canale-Theakston has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.
(15)

Includes the shares reflected in footnotes (5) - (14) above and (a) 83,099 shares of common stock held by Mr. Daruwala and 418,259 shares of common stock that Mr. Daruwala has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options, (b) 99,539 shares held by Dr. Shah and 110,888 shares of common stock that Dr. Shah has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options, and (c) 49,905 shares held by Mr. Ward and 91,736 shares of common stock that Mr. Ward has the right to acquire from us within 60 days of September 30, 2022 pursuant to the exercise of stock options.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

For this meeting, a number of brokers with account holders who are Cidara stockholders will be “householding” the Company’s proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address in one envelope unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or Cidara. Direct your written request to Cidara Therapeutics, Inc., Attn: Corporate Secretary, 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121 or call us at (858) 752-6170, and we will promptly provide you a separate set of Special Meeting material. Stockholders who currently receive multiple copies of the set of Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer

San Diego, California

November 10, 2022

Appendix 1

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 50,000,000 shares. 40,000,000 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 10 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 2

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 46,363,636 shares. 36,363,636 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 11 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 3

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 43,333,332 shares. 33,333,332 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 12 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 4

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 40,769,230 shares. 30,769,230 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 13 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 5

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 38,571,428 shares. 28,571,428 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 14 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 6

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 36,666,666 shares. 26,666,666 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 15 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 7

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 35,000,000 shares. 25,000,000 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 16 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 8

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 33,529,410 shares. 23,529,410 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 17 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 9

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 32,222,222 shares. 22,222,222 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 18 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 10

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 31,052,630 shares. 21,052,630 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 19 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

Appendix 11

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

CIDARA THERAPEUTICS, INC.

Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.

Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.

Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:

1.	Article IV, Section A shall be amended and restated to read in its entirety as follows:

“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 30,000,000 shares. 20,000,000 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

2.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each 20 shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.

Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of                     , 2022.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D. Title: President and Chief Executive Officer

SCAN TO VIEW MATERIALS & VOTE CIDARA THERAPEUTICS, INC. 6310 NANCY RIDGE DRIVE - SUITE 101 SAN DIEGO, CA 92121 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/14/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the meeting - Go to www.virtualshareholdermeeting.com/CDTX2022SMYou may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/14/2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. Approval of a series of alternate amendments to the Company's Amended and Restated Certificate of Incorporation, to effect, at the discretion of the Company's Board of Directors: (i) a reverse split of the Company's common stock, whereby each outstanding 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares of common stock would be combined and converted into one share of common stock; and (ii) for reverse splits in the range of 1-for-10 to 1-for-20, a reduction in the number of authorized shares of common stock from 200,000,000 to 40,000,000, 36,363,636, 33,333,332, 30,769,230, 28,571,428, 26,666,666, 25,000,000, 23,529,410, 22,222,222, 21,052,630 or 20,000,000 shares, respectively. 2. Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000583500_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com CIDARA THERAPEUTICS, INC. Special Meeting of Shareholders December 15, 2022 8:00 AM PST This proxy is solicited by the Board of Directors The undersigned hereby appoints Jeffrey Stein, Ph.D. and Preetam Shah, Ph.D., MBA, and each of them, with full power of substitution and power to act alone, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this ballot, all of the shares of Common Stock of CIDARA THERAPEUTICS, INC. that the undersigned is entitled to vote as the Special Meeting of Shareholders to be held at 8:00 AM, PST on December 15, 2022, at the Virtual Meeting at: www.virtualshareholdermeeting.com/CDTX2022SM, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. 0000583500_2 R1.0.0.3 Continued and to be signed on reverse side